                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            SCHEDULE 14C INFORMATION

                Information Statement Pursuant to Section 14(c)
                     of the Securities Exchange Act of 1934

                              (Amendment No._____)

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Filed by a Party other than the Registrant  [_]

Check the appropriate box:

[_]  Preliminary Information Statement
[_]  Confidential,  for  Use  of the  Commission  Only  (as  permitted  by  Rule
     14c-5(d)(2))
[X]  Definitive Information Statement

                                    SBL FUND
                (Name of Registrant as Specified In Its Charter)

Payment of Filing Fee (Check the appropriate box):

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[_]  Fee paid previously with preliminary materials.

[_]  Check box if any part of the fee is offset as provided by Exchange Act Rule
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     previously.  Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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[SBG LOGO] The Security Benefit
           Group of Companies
====================================

September 30, 2002

Dear Shareholder:

   Security Management Company,  LLC has retained Templeton  Investment Counsel,
LLC to serve as the investment  sub-adviser for SBL Fund's  International  Fund.
Templeton  Investment  Counsel,  LLC  was  engaged  as  investment   sub-adviser
effective September 3, 2002.

   Templeton,  together with its  affiliates,  manages more than $270 billion in assets and has been investing  globally  since 1940. The Templeton  organization has  offices  located  throughout  the  world.  Please  refer  to  the  enclosed
Information Statement for additional details about the new sub-adviser.

   As always, we value your business and appreciate the trust you place in us by letting  us  help  you  plan  for  your  financial  future.  Please  call  us at
1-800-888-2461 if you have any questions.

Sincerely,

JAMES R. SCHMANK

James R. Schmank
President
SBL Fund

   One Security Benefit Place * Topeka, Kansas 66636-0001 * (785) 438-3000 *
                             www.securitybenefit.com

                                    SBL FUND
                           ONE SECURITY BENEFIT PLACE
                            TOPEKA, KANSAS 66636-0001

                              INFORMATION STATEMENT

                               SEPTEMBER 30, 2002

   This information  statement is being provided to the shareholders of Series I
(International  Series)  of the SBL  Fund to  inform  them of the  retention  of
Templeton Investment Counsel, LLC ("Templeton") as the investment sub-adviser of
Series I. This  information  statement is provided in lieu of a proxy  statement pursuant  to the  terms  of an  exemptive  order  that  SBL  Fund  and  Security
Management Company, LLC ("SMC"), the investment manager of the various series of
SBL Fund, received from the Securities and Exchange Commission. The order allows
SMC to implement  new  investment  sub-advisory  contracts  and to make material changes to existing investment  sub-advisory  contracts with the approval of the
Board of Directors ("Board" or "Directors"),  but without shareholder  approval.
It is anticipated that the first mailing of this  information  statement will be on or about  October 14,  2002.  We are not asking you for a proxy,  and you are requested not to send us a proxy.

INTRODUCTION

   SMC, located at One Security Benefit Place, Topeka, Kansas 66636-0001, serves as the investment manager and administrator of Series I. Security  Distributors,
Inc., located at One Security Benefit Place, Topeka,  Kansas 66636-0001,  serves as the distributor of Series I.

   Under  its  Investment  Advisory  Agreement  with SBL Fund,  SMC has  overall supervisory  responsibility  for the investment program of Series I and, subject to Board approval,  can select one or more sub-advisers to provide Series I with day-to-day  investment  advisory  services.  SMC has entered into a Sub-Advisory
Agreement  dated  September 3, 2002,  with Templeton under which Templeton began providing investment advisory services to Series I on that date.

   SMC continues to provide management  services to Series I and retains overall supervisory  responsibility  for the general management and investment of Series
I. Subject to review and approval by the Board, SMC: (a) sets Series I's overall investment strategies;  (b) monitors and evaluates the investment performance of
Templeton;  and (c)  implements  procedures  reasonably  designed to ensure that
Templeton   complies  with  Series  I's  investment   objective,   policies  and
restrictions.  In addition,  SMC may select and recommend one or more additional sub-advisers  to manage all or part of Series I's assets  and,  if  appropriate, allocate  and  reallocate  Series I's assets  among the  sub-advisers  providing investment advisory services to Series I.

CHANGES TO SERIES I'S INVESTMENT OBJECTIVE AND INVESTMENT POLICIES

   As disclosed in a Series I prospectus supplement,  the Board approved amended investment  policies for the Series.  Series I's  investment  objective  has not changed, but the manner in which it pursues that objective has changed. Series I will pursue its objective of long-term capital appreciation by investing,  under normal market circumstances,  at least 65% of its total assets in at least three different countries, other than the United States. Series I normally will invest primarily in equity  securities of companies  located outside the United States, including  emerging markets.  Templeton  applies a "bottom-up",  value-oriented, long-term approach when choosing equity investments for Series I.

   See the prospectus  supplement for more information  regarding Series I's new investment policies.

INFORMATION ABOUT THE SUB-ADVISER AND PORTFOLIO MANAGER

   Located at 500 E. Broward  Boulevard,  Suite 2100,  Ft.  Lauderdale,  Florida
33394, Templeton,  together with its affiliates,  manages more than $270 billion in assets.  Templeton  is an  indirect,  wholly  owned  subsidiary  of  Franklin
Resources,  Inc., a publicly  owned company  engaged in the  financial  services industry.  Charles B.  Johnson  and  Rupert H.  Johnson,  Jr. are the  principal shareholders of Franklin. The Templeton organization has been investing globally since 1940 and has offices located throughout the world.

   Starting  September 3, 2002,  Antonio T. Docal,  CFA, serves as the portfolio manager for Series I. Mr. Docal joined  Templeton in 2001.  Prior to that he was with Evergreen Funds as vice president and director.  Mr. Docal is a graduate of
Trinity  College and received his M.B.A.  from the Sloan School of Management at the Massachusetts  Institute of Technology.  He is a Chartered Financial Analyst
Charterholder.

THE SUB-ADVISORY AGREEMENT

   Under the terms of the  Sub-Advisory  Agreement  between  SMC and  Templeton,
Templeton  is  authorized,   subject  to  the  stated  investment  policies  and
restrictions  of Series I and the directions of SMC and the Board,  to purchase, hold and sell  investments  for the  account  of  Series I and to  monitor  on a continuous basis the performance of such investments.  Templeton is obligated to manage Series I in accordance with applicable  laws and  regulations.  Templeton also  furnishes  to the  Board  and  SMC  periodic  reports  on  the  investment performance of Series I and information related to compliance matters.

   The  Sub-Advisory   Agreement  provides  that,  in  the  absence  of  willful
misfeasance,  bad faith or gross negligence on the part of Templeton or a breach of its duties  under the  Sub-Advisory  Agreement,  Templeton  generally  is not liable to SMC, Series I or Series I's  shareholders in connection with rendering its services under the Sub-Advisory Agreement.  However, Templeton has agreed to indemnify SMC and Series I, and their respective officers and directors, for any liabilities and expenses  resulting from Templeton's  willful  misfeasance,  bad faith, gross negligence,  breach of its duties under the Sub-Advisory  Agreement or violation of applicable law.

   For all  services  rendered  by  Templeton,  SMC (and not  Series  I) pays to
Templeton a fee based on the combined  average  daily net assets of Series I and
Security  Equity Fund,  International  Series  (another  fund managed by SMC and sub-advised by Templeton,  referred to  collectively as the "Funds") as follows:
0.625% of the combined  average  daily net assets of the Funds of $50 million or less; plus 0.465% of the combined  average daily net assets of the Funds of more than $50 million, up to $200 million;  plus 0.375% of the combined average daily net  assets of the Funds of more than $200  million,  up to $500  million;  plus
0.350% of the combined  average  daily net assets of the Funds of more than $500 million.

   The Sub-Advisory  Agreement may be terminated without penalty: (i) by vote of a majority  of the Board,  or by vote of a majority  of the  outstanding  voting securities  of Series I, or by SMC, in each case,  upon sixty (60) days' written notice to Templeton;  (ii) by SMC upon breach by Templeton of any representation or warranty contained in the Sub-Advisory  Agreement,  which shall not have been cured within twenty (20) days' written notice thereof;  (iii) by SMC immediately upon written  notice to Templeton if Templeton  becomes  unable to discharge its duties and obligations  under the Sub-Advisory  Agreement;  or (iv) by Templeton upon 90 days'  written  notice to SMC and Series I. The  Sub-Advisory  Agreement terminates  automatically  upon  the  termination  of  the  Investment  Advisory
Agreement between Series I and SMC.

   Information about the principal executive officer and directors of Templeton, and  certain  of its other  investment  company  clients,  is  presented  in the
Appendix.

EVALUATION BY THE DIRECTORS

   The  Sub-Advisory  Agreement  was  approved by the Board at a meeting held on
July 26, 2002. The Board determined that approval of the Sub-Advisory  Agreement would enable Series I to obtain high quality  investment  advisory services at a cost that is appropriate,  reasonable, and in the best interests of Series I and its  shareholders.  In  evaluating  whether it was  appropriate  to approve  the
Sub-Advisory   Agreement,   the   Board   considered   various   materials   and
representations  provided by SMC and Templeton,  including,  among other things:
(1)  the  high  quality  of  the  personnel,  operations,  financial  condition, investment management capabilities, methodologies, and performance of Templeton;
(2) the nature,  quality and extent of the  services  expected to be rendered to
Series I, which are  anticipated  to be  enhanced by the  implementation  of the
Sub-Advisory Agreement;  (3) the absence of any increase of Series I's operating expenses,  as SMC (and not  Series I) pays the  sub-advisory  fees to  Templeton under the Sub-Advisory  Agreement;  and (4) the overall  compensation to be paid for investment  advisory  services provided to Series I and its comparability to the  compensation  paid  prior  to the  retention  of  Templeton  as  investment
sub-adviser,   which  the  Board  previously  had  determined  to  be  fair  and reasonable.

   Based upon its review, the Board determined that approval of the Sub-Advisory
Agreement  was  in  the  best  interests  of  Series  I  and  its  shareholders.
Accordingly, after consideration of the materials and representations summarized above, and such other  information as they considered  relevant,  the Directors, including  the Directors  who are not parties to the  Sub-Advisory  Agreement or
"interested  persons" (as defined in the Investment Company Act of 1940) of such parties, unanimously approved the Sub-Advisory Agreement.

SHAREHOLDER INFORMATION

   As of July 31, 2002, Security Benefit Life Insurance Company ("SBL") owned of record  substantially all of the shares of Series I. SBL owns shares of Series I for the  benefit of policy  owners in its  separate  accounts  funding  variable annuity and  variable  life  insurance  policies  issued by SBL. SBL Fund is not aware of any persons owning beneficially 5% or more of the shares of Series I as of the same date.  As of July 31, 2002,  the  Directors and officers of SBL Fund beneficially owned less than 1% of Series I's shares.

SHAREHOLDER REPORTS

   Shareholders can find out more information  about Series I in its most recent annual and  semi-annual  report,  which  have been  furnished  to  shareholders.
Shareholders  may request another copy of these reports by writing to SMC at One
Security Benefit Place, Topeka, Kansas 66636-0001, or by calling 1-800-888-2461.

                                    APPENDIX
                           INFORMATION ABOUT TEMPLETON

   The  directors  and  principal  executive  officers of  Templeton,  and their principal  occupations,  are shown below.  Except as noted,  the address of each director and officer is 500 E. Broward  Boulevard,  Suite 2100, Ft.  Lauderdale,
Florida 33392.

================================================================================
NAME AND ADDRESS     POSITION AND PRINCIPAL OCCUPATION
--------------------------------------------------------------------------------
Donald F. Reed       Executive Vice President and Director, Templeton Worldwide,
                     Inc.;  Chief  Executive   Officer,   Templeton   Investment
                     Counsel,  LLC;  President,   Chief  Executive  Officer  and
                     Director,  Franklin Templeton  Investments  Corp.;  officer and/or  director,  as the case may be, of some of the other
                     subsidiaries  of  Franklin  Resources,   Inc.;  Co-founder,
                     International Society of Financial Analysts;  and FORMERLY,
                     President and Director, Reed Monahan Nicholishen Investment
                     Counsel (1982).
--------------------------------------------------------------------------------
Gary P. Motyl        President  and  Portfolio  Manager,   Templeton  Investment
                     Counsel, LLC; officer and/or director of other subsidiaries of Franklin Resources, Inc.; and FORMERLY, Research Analyst
                     and  Portfolio   Manager,   Landmark  First  National  Bank
                     (1979-1981);   and  Security  Analyst,  Standard  &  Poor's
                     Corporation (1974-1979).
--------------------------------------------------------------------------------
Antonio T. Docal     Vice  President,  Portfolio  Manager and Research  Analyst,
                     Templeton Investment Counsel, LLC.; and FORMERLY, Director,
                     Portfolio   Manager,    Evergreen   funds    (7/93-5/2001);
                     Principal,  co-Founder,  Docal Associates,  Inc.; Assistant
                     Treasurer (mergers & acquisitions), J.P. Morgan.
================================================================================

OTHER INVESTMENT COMPANY CLIENTS OF TEMPLETON

   The investment  advisory  services of Templeton to Series I are not exclusive under the terms of the Sub-Advisory  Agreement.  Templeton is free to, and does, render investment  advisory  services to others. As of July 31, 2002,  Templeton also served as investment  adviser or  sub-adviser  to the following  investment companies with investment  objectives and policies similar to those of Series I, at the fee rates set forth below,  which had the indicated net assets as of July
31, 2002.

=====================================================================================
                                                                        APPROXIMATE
NAME OF FUND                          ADVISORY FEE RATE                   ASSETS
-------------------------------------------------------------------------------------
Maxim Series Fund, Inc. --            0.56% annually of the fund's     $  102,200,000
Maxim Templeton International         average daily net assets
Equity Portfolio
-------------------------------------------------------------------------------------
Templeton Institutional               0.71% annually of the fund's
Funds, Inc. -- Foreign                average daily net assets          3,516,500,000
Equity Series
-------------------------------------------------------------------------------------
Franklin Templeton Variable           0.66% annually of the fund's
Insurance Products Trust --           average daily net assets            822,200,000
Templeton Foreign Securities Fund
-------------------------------------------------------------------------------------
Manufacturers Investment Trust --     0.50% annually of the fund's
International Value Trust             average daily net assets            221,950,000
-------------------------------------------------------------------------------------
American Advantage                    0.31% annually of the fund's
International Equity Fund             average daily net assets             338,20,000
-------------------------------------------------------------------------------------
Northwestern Mutual Series            0.42% annually of the fund's
Fund, Inc. -- International           average daily net assets            699,500,000
Equity Portfolio
-------------------------------------------------------------------------------------
Mason Street Funds, Inc. --           0.43% annually of the fund's         55,700,000
International Equity Fund             average daily net assets
=====================================================================================

[SBG LOGO] The Security Benefit
           Group of Companies
====================================

September 30, 2002

Dear Shareholder:

   Security Management Company, LLC has retained RS Investment Management,  L.P.
to serve as the investment  sub-adviser for SBL Fund's Small Cap Growth Fund. RS
Investment  Management,  L.P. was engaged as  investment  sub-adviser  effective
September 3, 2002.

   RS Investment  Management  was  established in 1993 and, as of June 30, 2002, managed  over $5.1 billion in assets.  Please refer to the enclosed  Information
Statement for additional details about the new sub-adviser.

   As always, we value your business and appreciate the trust you place in us by letting  us  help  you  plan  for  your  financial  future.  Please  call  us at
1-800-888-2461 if you have any questions.

Sincerely,

JAMES R. SCHMANK

James R. Schmank
President
SBL Fund

   One Security Benefit Place * Topeka, Kansas 66636-0001 * (785) 438-3000 *
                             www.securitybenefit.com

                                    SBL FUND
                           ONE SECURITY BENEFIT PLACE
                            TOPEKA, KANSAS 66636-0001

                              INFORMATION STATEMENT

                               SEPTEMBER 30, 2002

   This information  statement is being provided to the shareholders of Series X
(Small Cap Growth  Series) of the SBL Fund to inform them of the retention of RS
Investment  Management LP ("RS  Investments")  as the investment  sub-adviser of
Series X. This  information  statement is provided in lieu of a proxy  statement pursuant  to the  terms  of an  exemptive  order  that  SBL  Fund  and  Security
Management Company, LLC ("SMC"), the investment manager of the various series of
SBL Fund, received from the Securities and Exchange Commission. The order allows
SMC to implement  new  investment  sub-advisory  contracts  and to make material changes to existing investment  sub-advisory  contracts with the approval of the
Board of Directors ("Board" or "Directors"),  but without shareholder  approval.
It is anticipated that the first mailing of this  information  statement will be on or about  October 14,  2002.  We are not asking you for a proxy,  and you are requested not to send us a proxy.

INTRODUCTION

   SMC, located at One Security Benefit Place, Topeka, Kansas 66636-0001, serves as the investment manager and administrator of Series X. Security  Distributors,
Inc., located at One Security Benefit Place, Topeka,  Kansas 66636-0001,  serves as the distributor of Series X.

   Under  its  Investment  Advisory  Agreement  with SBL Fund,  SMC has  general supervisory  responsibility  for the investment program of Series X and, subject to Board approval,  can select one or more sub-advisers to provide Series X with day-to-day  investment  advisory  services.  SMC has entered into a Sub-Advisory
Agreement  dated  September  3,  2002,  with  RS  Investments   under  which  RS
Investments  began providing  investment  advisory  services to Series X on that date.

   SMC continues to provide management  services to Series X and retains overall supervisory  responsibility  for the general management and investment of Series
X. Subject to review and approval by the Board, SMC: (a) sets Series X's overall investment strategies;  (b) monitors and evaluates the investment performance of
RS Investments; and (c) implements procedures reasonably designed to ensure that
RS  Investments  complies  with Series X's  investment  objective,  policies and restrictions.  In addition,  SMC may select and recommend one or more additional sub-advisers  to manage all or part of Series X's assets  and,  if  appropriate, allocate  and  reallocate  Series X's assets  among the  sub-advisers  providing investment advisory services to Series X.

CHANGES TO SERIES X'S INVESTMENT OBJECTIVE AND INVESTMENT POLICIES

   As disclosed in a Series X prospectus supplement,  the Board approved amended investment  policies for the Series.  Series X's  investment  objective  has not changed, but the manner in which it pursues that objective has changed. Series X will pursue its  objective of long-term  growth of capital by  investing,  under normal market circumstances, at least 80% of its net assets in equity securities of companies with market  capitalization  of $750 million or less at the time of investment.  The Fund may invest the  remainder of its assets in  securities  of companies  of any size,  and may  invest a portion of assets in  technology  and
Internet-related  companies. RS Investments looks for companies with substantial revenue and  earnings  growth,  companies  that have a  sustainable  competitive advantage, superior financial characteristics,  strong management; and companies that are under-followed by Wall Street analysts.

   See the prospectus  supplement for more information  regarding Series X's new investment policies.

INFORMATION ABOUT THE SUB-ADVISER AND PORTFOLIO MANAGER

   RS  Investments,  located at 388 Market Street,  San  Francisco,  California,
94111,  manages more than $5.1 billion in assets.  RS Investments is owned 99.9%
by RS  Investment  Management  Co.,  L.L.C.  ("RSIM  Co."),  a Delaware  limited liability  company.  RS Bayview,  Inc. owns 0.1% of the  outstanding  beneficial interest in RS  Investments.  G. Randall  Hecht,  Chairman  and Chief  Executive
Officer of RSIM Co., owns 29% of the  membership  interest in RSIM Co.; Mr. Paul
Stephens, Mr. Andrew P. Pilara, and Mr. James Callinan, portfolio managers of RS
Investments,  own  22%,  15%,  and  20%,  respectively.  The  remainder  of  the membership  interests is owned by other  employees of RSIM Co. or its affiliates and by other  persons  otherwise  unaffiliated  with  RSIM Co.  Each of  Messrs.
Callinan,  Hecht, Pilara, and Stephens, and Mr. James Foster,  employees of RSIM
Co. or its affiliates, is a member of the Management Committee of RSIM Co.

   Starting  September 3, 2002, William J. Wolfenden III serves as the portfolio manager for Series X. He joined RS Investments in April 2001.  Prior to that, he was with Dresdner RCM Global Investors.  Mr. Wolfenden is a graduate of Southern
Methodist University and received his M.B.A. from Vanderbilt University.

THE SUB-ADVISORY AGREEMENT

   Under the terms of the Sub-Advisory Agreement between SMC and RS Investments,
RS  Investments  is authorized,  subject to the stated  investment  policies and restrictions  of Series X and the directions of SMC and the Board,  to purchase, hold and sell  investments  for the  account  of  Series X and to  monitor  on a continuous  basis  the  performance  of  such  investments.  RS  Investments  is obligated to manage Series X in accordance with applicable laws and regulations.
RS  Investments  also  furnishes  to the Board and SMC  periodic  reports on the investment  performance  of  Series  X and  information  related  to  compliance matters.

   The  Sub-Advisory   Agreement  provides  that,  in  the  absence  of  willful
misfeasance,  bad faith or gross  negligence on the part of RS  Investments or a breach of its duties under the Sub-Advisory  Agreement, RS Investments generally is not liable to SMC,  Series X or Series X's  shareholders  in connection  with rendering its services under the Sub-Advisory Agreement. However, RS Investments has agreed to  indemnify  SMC and Series X, and their  respective  officers  and directors,  for any  liabilities  and expenses  resulting  from RS  Investments'
willful misfeasance, bad faith, gross negligence, breach of its duties under the
Sub-Advisory Agreement or violation of applicable law.

   For all services  rendered by RS Investments,  SMC (and not Series X) pays to
RS Investments a fee based on the combined  average daily net assets of Series X and Security  Equity Fund,  Small Cap Growth Series (another fund managed by SMC and sub-advised by RS  Investments,  referred to collectively as the "Funds") as follows:  0.55% of the  combined  average  daily net assets of the Funds of $100 million or less;  plus  0.50% of the  combined  average  daily net assets of the
Funds of more than $100 million, up to $400 million;  plus 0.45% of the combined average daily net assets of the Funds of more than $400 million.

   The Sub-Advisory  Agreement may be terminated without penalty: (i) by vote of a majority  of the Board,  or by vote of a majority  of the  outstanding  voting securities  of Series X, or by SMC, in each case,  upon sixty (60) days' written notice  to RS  Investments;  (ii) by SMC upon  breach by RS  Investments  of any representation or warranty contained in the Sub-Advisory Agreement,  which shall not have been cured within twenty (20) days' written  notice  thereof;  (iii) by
SMC immediately upon written notice to RS Investments if RS Investments  becomes unable to discharge its duties and obligations under the Sub-Advisory Agreement;
or (iv) by RS Investments upon 120 days' written notice to SMC and Series X. The
Sub-Advisory  Agreement  terminates  automatically  upon the  termination of the
Investment Advisory Agreement between Series X and SMC.

   Information  about  the  principal  executive  officer  and  directors  of RS
Investments,  and certain of its other investment company clients,  is presented in the Appendix.

EVALUATION BY THE DIRECTORS

   The  Sub-Advisory  Agreement  was  approved by the Board at a meeting held on
July 26, 2002. The Board determined that approval of the Sub-Advisory  Agreement would enable Series X to obtain high quality  investment  advisory services at a cost that is appropriate,  reasonable, and in the best interests of Series X and its  shareholders.  In  evaluating  whether it was  appropriate  to approve  the
Sub-Advisory   Agreement,   the   Board   considered   various   materials   and
representations  provided  by SMC and RS  Investments,  including,  among  other things: (1) the high quality of the personnel,  operations, financial condition,
investment  management  capabilities,   methodologies,  and  performance  of  RS
Investments;  (2) the nature,  quality and extent of the services expected to be rendered to Series X, which are anticipated to be enhanced by the implementation of the  Sub-Advisory  Agreement;  (3) the absence of any  increase of Series X's operating  expenses,  as SMC (and not Series X) pays the sub-advisory fees to RS
Investments under the Sub-Advisory  Agreement;  and (4) the overall compensation to be paid  for  investment  advisory  services  provided  to  Series  X and its comparability to the compensation  paid prior to the retention of RS Investments as investment sub-adviser,  which the Board previously had determined to be fair and reasonable.

   Based upon its review, the Board determined that approval of the Sub-Advisory
Agreement  was  in  the  best  interests  of  Series  X  and  its  shareholders.
Accordingly, after consideration of the materials and representations summarized above, and such other  information as they considered  relevant,  the Directors, including  the Directors  who are not parties to the  Sub-Advisory  Agreement or
"interested  persons" (as defined in the Investment Company Act of 1940) of such parties, unanimously approved the Sub-Advisory Agreement.

SHAREHOLDER INFORMATION

   As of July 31, 2002, Security Benefit Life Insurance Company ("SBL") owned of record  substantially all of the shares of Series X. SBL owns shares of Series X for the  benefit of policy  owners in its  separate  accounts  funding  variable annuity and  variable  life  insurance  policies  issued by SBL. SBL Fund is not aware of any persons owning beneficially 5% or more of the shares of Series X as of the same date.  As of July 31, 2002,  the  Directors and officers of SBL Fund beneficially owned less than 1% of Series X's shares.

SHAREHOLDER REPORTS

   Shareholders can find out more information  about Series X in its most recent annual and  semi-annual  report,  which  have been  furnished  to  shareholders.
Shareholders  may request another copy of these reports by writing to SMC at One
Security Benefit Place, Topeka, Kansas 66636-0001, or by calling 1-800-888-2461.

                                    APPENDIX

                        INFORMATION ABOUT RS INVESTMENTS

   The partners and principal  executive  officers of RS Investments,  and their principal  occupations,  are shown below.  Except as noted,  the address of each director and officer is 388 Market Street, San Francisco, California, 94111.

          ============================================================
          NAME AND ADDRESS     POSITION AND PRINCIPAL OCCUPATION
          ------------------------------------------------------------
          G. Randall Hecht     President and Chief Executive Officer
          Steven M. Cohen      Chief Financial Officer
          James Callinan       Chief Investment Officer - Growth Group
          Paul Stephens        Chief Investment Officer - Value Group
          ============================================================

OTHER INVESTMENT COMPANY CLIENTS OF RS INVESTMENTS

   The  investment  advisory  services  of RS  Investments  to  Series X are not exclusive under the terms of the Sub-Advisory  Agreement. RS Investments is free to, and does,  render  investment  advisory  services to others.  As of July 31,
2002, RS  Investments  also served as investment  adviser or  sub-adviser to the following investment  companies with investment  objectives and policies similar to those of Series X, at the fee rates set forth below,  which had the indicated
net assets as of July 31, 2002.

======================================================================================
                                                                          APPROXIMATE
NAME OF FUND                       ADVISORY FEE RATE                        ASSETS
--------------------------------------------------------------------------------------
Diversified Investment             0.50% on assets up to $100 million     $178,070,680
Advisors Special Equity Fund       ---------------------------------------------------
                                   0.40% on assets over $100 million
--------------------------------------------------------------------------------------
RS Smaller Company Growth Fund     1.25% annually of the fund's           $ 90,764,597
                                   average daily net assets
======================================================================================